Summary Prospectus July 29, 2009 Investor Class Ticker Symbol: TEBRX
Before you invest you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information dated July 29, 2009, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.tebergfund.com/documents.  You can also get this information at no cost by calling 1-866-209-1964 or by sending an e-mail request to info@tebergfund.com.

Investment Objective
The Fund’s investment objective is to maximize total return (capital appreciation plus income).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.59%
Subtotal Annual Fund Operating Expenses	2.34%
Acquired Fund Fees and Expenses (“AFFE”)(1)	0.63%
Total Annual Fund Operating Expenses	2.97%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement/Recoupment provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include AFFE.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$300	$918	$1,562	$3,290

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 183.32% of the average value of its portfolio.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Advisor invests the Fund’s assets primarily in shares of any number of other no-load and load-waived mutual funds, sometimes referred to in this Prospectus as “Underlying Funds.” The Underlying Funds pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), emphasizing a particular investment style (e.g., value or growth), or emphasizing certain industries or sectors.  Some of the Underlying Funds invest in the stocks of small, medium and large capitalization domestic or international companies while others invest in fixed-income securities of varying credit qualities, including government and corporate bonds, as well as high-yield securities or “junk bonds.”  Over time, the Fund’s asset mix is likely to consist of a combination of equity, fixed income, or money market funds; however, the Fund reserves the right to invest all of its assets in any one of these asset classes depending upon market conditions and to actively trade in Underlying Funds.  Additionally, the Fund may commit up to 80% of its net assets to Underlying Funds that invest in high-yield or “junk bond” securities.

The Advisor is responsible for constructing and maintaining the allocation of the Fund’s assets in a timely combination of Underlying Funds that maximizes the Fund’s total return.  The Advisor uses a “top down” approach to actively selecting Underlying Funds which begins with an analysis of the general economic outlook.  The next step is to analyze historical market patterns with the goal of determining which categories and sectors are likely to perform well in certain economic conditions.  Next, the Advisor analyzes the historical returns of a broad universe of mutual funds and selects those which exhibit the potential for superior growth based on long-term pricing.

To determine when to sell Underlying Funds, the Advisor analyzes how the general economic outlook could impact certain categories and sectors based on historical market patterns.  The Advisor continuously monitors the pricing of each Underlying Fund to identify if it is performing as anticipated with the goal of selling a fund when it appears to have reached its expected growth potential.  The Advisor may sell an Underlying Fund prior to reaching this growth level if economic outlook changes or it appears that the Underlying Fund is not reacting to current conditions as it has to similar periods in the past.

Because the Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the expenses of the Fund.  Actual Underlying Fund expenses are expected to vary with changes in the allocation of the Fund’s assets among various Underlying Funds.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:
•
Management Risk. The risk that investment strategies employed by the Advisor in selecting the Underlying Funds and those used by the Underlying Funds in selecting investments may not result in an increase in the value of your investment equal to other investments or may cause your investment to lose value.

•
Stock Market Risk.  The value of the Fund’s shares will fluctuate based on the performance of the Underlying Funds of which the Fund owns shares and other factors affecting the securities markets generally.

•
Bond Market Risk.  These risks apply to the extent the Underlying Funds hold fixed-income securities.  Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying Funds.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.

•
High-Yield Securities Risk.  The fixed-income securities held by Underlying Funds that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

•
Small and Medium Capitalization Companies Risk.  Securities of smaller companies in which the Underlying Funds may invest involve greater risk than securities of larger companies because they can be subject to more abrupt or erratic share price changes than securities of larger, more established companies.

•	Non-Diversification Risk. The Fund is non-diversified, which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular Underlying Fund.
•
Industry or Sector Emphasis Risk.  To the extent that an Underlying Fund invests a substantial portion of its portfolio in a particular industry or sector, such Underlying Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•
Underlying Funds Expense Risk. The Underlying Funds, which may include exchange-traded funds (“ETFs”), are either open-end or closed-end investment companies.  ETFs are investment companies that are bought and sold on a national securities exchange.  All Underlying Funds have management fees that are part of their costs. To the extent that the Fund invests in Underlying Funds, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

This Fund may be appropriate for investors who are:
•	seeking capital appreciation and income consistent with the assumption of an average level of market risk;
•	willing to leave their money invested in the Fund for at least five years;
•	able to tolerate a risk that they may experience share price fluctuations or lose money on their investment;
•	able to tolerate the risks associated with investments in high-yield securities;
•	not seeking regular income; or
•	not pursuing short-term goals.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.tebergfund.com or by calling the Fund toll-free at 1-866-209-1964.

The Fund’s year-to-date return as of June 30, 2009, was 14.44%.  During the period of time displayed in the bar chart, the Fund’s highest quarterly return was 11.72% for the quarter ended June 30, 2003, and the Fund’s lowest quarterly return was -15.42% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2008)
The Teberg Fund	One Year	Five Years	Since Inception (4/01/2002)
Return Before Taxes	-27.30%	-2.29%	0.41%
Return After Taxes on Distributions(1)	-28.44%	-3.60%	-0.62%
Return After Taxes on Distributions and Sale of Fund Shares (1)	-15.81%(2)	-2.06%(2)	0.24%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.62%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	-31.93%	-1.12%	-0.11%
NASDAQ Composite® Index (reflects no deduction for fees, expenses, or taxes)	-39.56%	-4.12%	-2.08%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  First Associated Investment Advisors, Inc. is the Fund’s investment advisor.

Portfolio Manager.  Curtis A. Teberg has been the portfolio manager of the Fund since its inception in April 2002.  Mr. Teberg is the co-founder of the Advisor and has been its President since its inception in 1988.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (The Teberg Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-209-1964, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  The minimum initial and subsequent investment amounts are shown below, although we may reduce or waive them in some cases.
Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$100
Individual Retirement Accounts (Traditional, Roth, SEP, and SIMPLE IRAs)	$4,000	$100
Coverdell Education Savings Accounts	$4,000	$100
Uniform Gifts/Transfers to Minors Act Accounts	$5,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act No. 811-07959